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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 2001

                              KRAMONT REALTY TRUST
               (Exact Name of Registrant as Specified in Charter)

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
           Maryland                                      1-15923                                 25-6703702
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
(State or other jurisdiction                     (Commission File Number)                    (I.R.S. Employer
of incorporation or organization)                                                           Identification No.)
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                                 Plymouth Plaza
                            580 West Germantown Pike

                      Plymouth Meeting, Pennsylvania 19462
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          (Address, including zip code, of Principal Executive Offices)

       Registrant's telephone number, including area code: (610) 825-7100

                                 NOT APPLICABLE
         (Former Name, or Former Address, if Changed Since Last Report)
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ITEM 5.           OTHER EVENTS.

                  On January 2, 2002, Kramont Realty Trust, a Maryland real estate investment trust (NYSE: KRT) (the "Company"), issued a press release announcing that on December 27, 2001 it had completed the previously announced acquisition of West Village Shopping Center located in Allentown, Pennsylvania for $18.9 million. The full text of the press release issued by the Company on January 2, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  On April 1, 2002, the Company issued a press release announcing that it had entered into a $18.5 million revolving line of credit with GMAC Commercial Mortgage Corporation. The full text of the press release issued by the Company on April 1, 2002 is attached hereto as Exhibit 99.2 and is incorporated herein by referenced.

                  On April 1, 2002, the Company issued a press release announcing that it had signed a definitive agreement to acquire Killingly Shopping Center located in Killingly, Connecticut for approximately $8.3 million in cash. The full text of the press release issued by the Company on April 1, 2002 is attached hereto as Exhibit 99.3 and is incorporated herein by referenced.

                  On April 17, 2002, the Registration Statement on Form S-3 filed by the Company with the SEC on April 3, 2002 became effective. The registration statement relates to the registration of securities of the Company with an aggregate offering price of $150,000,000.

ITEM 7.           EXHIBITS.

EXHIBIT NO.       DOCUMENT

   99.1           Press Release dated January 2, 2002

   99.2           Press Release dated April 1, 2002

   99.3           Press Release dated April 1, 2002


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KRAMONT REALTY TRUST



Date:  April 15, 2002              By:  /s/ Louis P. Meshon, Sr.
                                        ----------------------------------------
                                        Louis P. Meshon, Sr.
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT

   99.1           Press Release dated January 2, 2002

   99.2           Press Release dated April 1, 2002

   99.3           Press Release dated April 1, 2002



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